                                                             EXHIBIT (h)(32)(c)

                              AMENDMENT NO. 4 TO
                   ADMINISTRATIVE SERVICES LETTER AGREEMENT
                                     AMONG
                            OPPENHEIMERFUNDS, INC.
                                      AND
                    AMERICAN GENERAL LIFE INSURANCE COMPANY

The Administrative Services Letter Agreement, dated as of December 1, 1999, by and between OppenheimerFunds, Inc. and American General Life Insurance Company (the "Agreement") is hereby amended as follows:

    1. Schedule B is hereby deleted in its entirety and replaced with the Schedule B attached hereto.

All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.

Effective: February 1, 2008

OppenheimerFunds, Inc.

By:
       -------------------------------
Name:
       -------------------------------
Title:
       -------------------------------

American General Life Insurance         [Corporate Seal]
Company

By:                                     Attest:
       -------------------------------          -------------------------------
Name:                                   Name:
       -------------------------------          -------------------------------
Title:                                  Title:
       -------------------------------          -------------------------------

                                 SCHEDULE B TO
          AMENDMENT NO. 4 TO ADMINISTRATIVE SERVICES LETTER AGREEMENT
                           (DATED FEBRUARY 1, 2008)
                                     AMONG
                            OPPENHEIMERFUNDS, INC.
                                      AND
                    AMERICAN GENERAL LIFE INSURANCE COMPANY

SEPARATE ACCOUNT                        PRODUCTS
----------------                        --------------------------------------
American General Life Insurance Company The One VUL Solution (SM) Separate
Account VL-R                            Variable Life Insurance
                                        Policy Form No. 99615

                                        AG Legacy Plus Variable Life
                                        Insurance
                                        Policy Form No. 98615

                                        Platinum Investor II Variable Life
                                        Insurance
                                        Policy Form No. 97610
                                        Effective: May 1, 2003

                                        Platinum Investor III Variable Life
                                        Insurance
                                        Policy Form No. 00600
                                        Effective: May 1, 2003

                                        Platinum Investor Survivor Variable
                                        Life Insurance
                                        Policy Form No. 99206
                                        Effective: May 1, 2003

                                        Platinum Investor Survivor II Variable
                                        Life Insurance
                                        Policy Form No. 01206
                                        Effective: May 1, 2003

                                        Platinum Investor PLUS Variable
                                        Life Insurance
                                        Policy Form No. 02600
                                        Effective: May 1, 2003

                                 SCHEDULE B TO
          AMENDMENT NO. 4 TO ADMINISTRATIVE SERVICES LETTER AGREEMENT
                           (DATED FEBRUARY 1, 2008)
                                     AMONG
                            OPPENHEIMERFUNDS, INC.
                                      AND
                    AMERICAN GENERAL LIFE INSURANCE COMPANY

                                  (CONTINUED)

SEPARATE ACCOUNT                        PRODUCTS
----------------                        -------------------------------------
American General Life Insurance Company Platinum Investor FlexDirector
Separate Account VL-R                   Variable Life Insurance
                                        Policy Form No. 03601
                                        Effective: January 15, 2004

                                        Corporate America Variable
                                        Life Insurance
                                        Policy Form No. 99301
                                        Effective: January 15, 2004

                                        Platinum Investor IV
                                        Variable Life Insurance
                                        Policy Form No. 04604
                                        Effective: January 1, 2005

                                        Platinum Investor VIP
                                        Variable Life Insurance
                                        Policy Form No. 05604
                                        Effective: February 1, 2006

                                        AIG Corporate Investor VUL
                                        Variable Life Insurance
                                        Policy Form No. 99301
                                        Effective: August 31, 2007

                                        AIG Income Advantage VUL
                                        Variable Life Insurance
                                        Policy Form No. 07704
                                        Effective: October 1, 2007

                                        AIG Protection Advantage VUL
                                        Variable Life Insurance
                                        Policy Form No. 07921
                                        Effective: February 1, 2008

  SEPARATE ACCOUNTS                       PRODUCTS
  -----------------                       ------------------------------------
  American General Life Insurance Company Platinum Investor Immediate Variable
  Separate Account D                      Annuity
                                          Policy Form No. 03017
                                          Effective: January 1, 2005